UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  Nov 14, 2007

ABLEAUCTIONS.COM, INC.

(Exact name of small business issuer in its charter)

Florida	000-28179	59-3404233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Suite 200 - 1963 Lougheed Highway

Coquitlam, British Columbia  V3K-3T8

(Address of principal executive offices)

Registrant’s telephone number, including area code:  604-521-3369

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management.  When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 2.02

Results of Operations and Financial Condition.

On November 14, 2007, the Registrant announced financial results for the year quarter ended September 30, 2007.  A copy of the press release is attached hereto as an exhibit.

Item 9.01

Financial Statements and Exhibits.

99

Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABLEAUCTIONS.COM, INC.

/s/  Abdul Ladha

Abdul Ladha, Chief Executive Officer

Dated:  November 14, 2007

Exhibit 99

PRESS RELEASE

ABLEAUCTIONS ANNOUNCES THIRD QUARTER 2007 RESULTS

OJAI, CALIFORNIA – November 14, 2007 – Ableauctions.com Inc.  (AMEX:AAC) (the “Company”) announced today the results of operations for the third quarter ended September 30, 2007.

FINANCIAL HIGHLIGHTS – 3 MONTHS ENDED SEPTEMBER 30, 2007

Revenues.  During the three months ended September 30, 2007, the Company reported revenues of $1,321,108 compared to revenues of $1,237,671 during the same period in 2006, an increase of $83,437 or approximately 6.7%.

Revenues from the Company’s liquidation services accounted for $1,030,252 (or approximately 78% of total revenue) compared to revenues of $913,391 (or approximately 74% of total revenue) during the same period in 2006.

Revenues from the Company’s live auction operations group, which includes iCollector and NAALive, remained substantially unchanged from the same period in 2006.  Revenues from live auction operations totaled $222,157 during the three months ended September 30, 2007, compared to revenues of $221,455 during the same period in 2006.  The number of auction sessions facilitated in the third quarter of 2007 remained substantial unchanged at 334 compared to 328 auction sessions for the same period in 2006.

Gross Profit.  The Company reported an increase in gross profit percentage for the three months ended September 30, 2007.  Gross profit was $589,211 (or 45% of revenues) for the three-months ended September 30, 2007 as compared to $504,708 (or 41% of revenues) for the same period in 2006.  The increase in gross profit as a percentage of revenue is a result of improved pricing and product offerings of the Company’s liquidation and auction broadcasting services group.   Future gross profit margins may vary considerably from quarter-to-quarter depending on the performance of various divisions.

Operating Expenses.  Operating expenses for the three months ended September 30, 2007 increased by $71,543 or approximately 12.8%.  During the three-months ended September 30, 2007, operating expenses were $632,014 or approximately 48% of revenue compared to $560,471 or approximately 45% of revenue for the three months ended September 30, 2006.

Net Income.  The Company reported a net loss for the three months ended September 30, 2007 of $16,949, or $0.000 per share, as compared to a net gain of $47,525, or $0.001 per share, for the three months ended September 30, 2006.

FINANCIAL HIGHLIGHTS – 9 MONTHS ENDED SEPTEMBER 30, 2007

Revenues.  During the nine months ended September 30, 2007, the Company reported revenues of $4,169,992 compared to revenues of $5,079,597 during the same period in 2006, a decrease of $909,605 or approximately 18%.

The decrease in revenues is primarily attributable to a decrease in revenues earned from the Company’s liquidation services in the first quarter of 2007.  Revenues from liquidation services totaled $3,152,046 (or approximately 76% of total revenue) for the nine months ended September 30, 2007, compared to revenues of $4,081,152 (or approximately 80% of total revenue) during the same period in 2006, a decrease of $929,106 or approximately 22.8%.   Revenues earned in the future from liquidation services will fluctuate widely based upon seasonality, the inventory available, the timing of orders, and the Company’s ability to verify and ship orders on a timely basis.   The Company expects revenues from its liquidation sector will continue to represent the majority of overall revenues.

Revenues from the Company’s live auction operations group, which includes iCollector and NAALive, remained substantially unchanged from the same period in 2006 despite a sharp increase in the number of auction sessions.  Revenues from live auction operations totaled $696,867 during the nine months ended September 30, 2007, compared to $697,984 during the same period in 2006.  The number of auction sessions facilitated in the first three quarters of 2007 increased by 32% to 1,187 compared to 898 auction sessions for the same period in 2006. The number of auction sessions may vary from quarter to quarter based on the auction company’s product schedules and the number of auctions facilitated may not reflect the total revenue realized by the live auctions business. In general, approximately 80% of the Company’s auction operations revenue is derived from almost 13% of its live auction clients.

Gross Profit.  Gross profit was $1,934,267 (or 46% of revenues) for the nine-months ended September 30, 2007 as compared to $1,857,427 (or 37% of revenues) for the nine months ended September 30, 2006, an increase of $76,840 or approximately 4.1%.    The increase in gross profit as a percentage of revenue is a result of improved pricing and product offerings of the Company’s liquidation and auction broadcasting services group.   Future gross profit margins may vary considerably from quarter-to-quarter depending on the performance of various divisions.

Operating Expenses.  During the nine months ended September 30, 2007, operating expenses declined slightly to $1,943,882 or approximately 47% of revenue compared to $1,971,506 or approximately 39% of revenue for the nine months ended September 30, 2006.  The increases in operating expenses as a percentage of revenue is attributable to a decrease in revenue earned from the Company’s liquidation services in the first quarter of 2007.

Net Income.  The Company reported net income for the nine-months ended September 30, 2007 of $192,622, or $0.003 per share, as compared $227,605, or $0.004 per share, for the nine-months ended September 30, 2006.

Shareholders Equity.  The Company reported shareholders’ equity, defined as the carrying amount of the Company’s assets minus its liabilities, totaling $15,256,792 at September 30, 2007 compared to $12,890,232 at December 31, 2006.

FOR FURTHER INFORMATION PLEASE CONTACT:

        Coal Harbor Communications

        Steve Kubota

        (604) 699-8615 or Toll Free: 1-866-405-3955

        Fax: (604) 662-4547 (FAX)

        Email: steve@coal-harbor.com or

        Email: info@coal-harbor.com

        Website: www.coal-harbor.com

        Ableauctions.com

        Vid Wadhwani - (604) 521-3369

        Email: investorrelations@ableauctions.com

        Website: www.ableauctions.com

About Ableauctions.com

Ableauctions.com Inc. (AMEX “aac”) is a high-tech liquidator and on-line auction facilitator that operates the domains iCollector.com, Naalive.com and Unlimited Closeouts.com.

As an on-line auction facilitator, the Company, with the experience of over 3,000 auctions, has developed state-of-the-art technology to broadcast auctions over the Internet (www.ableauctions.com/technology) and currently provides the technology and related services to auction houses, enabling them to broadcast auctions over the Internet.  The Company broadcasts business and industrial auctions over the Internet for auctioneers and members of the National Auctioneers Association (NAA) and art, antique and collectible auctions for numerous galleries and auction houses around the world through eBay Live Auctions.

As a liquidator, the Company, through Unlimited Closeouts, purchases overstocks, order cancellations and discontinued products from major manufacturers and importers, then sells the merchandise to major retail chains, other resellers or the public.

For a comprehensive Corporate Update and prior releases, visit www.ableauctions.com.  For more information, contact Investor Relations at investorrelations@ableauctions.com

This press release contains forward-looking statements, particularly as related to, among other things, the business plans of the Company, statements relating to goals, plans and projections regarding the Company’s financial position and the Company’s business strategy.  The words or phrases "would be," "will allow," "intends to," "may result," "are expected to," "will continue," "anticipates," "expects," "estimate," "project," "indicate," "could," "potentially," "should," "believe," "considers" or similar expressions are intended to identify "forward-looking statements."   Actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties. Such forward-looking statements are based on current expectations, involve known and unknown risks, a reliance on third parties for information, transactions or orders that may be cancelled, and other factors that may cause our actual results, performance or achievements, or developments in our industry, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include risks and uncertainties related to the performance of our staff, loss of management personnel, an inability to obtain financing as and when we need it, competition from other on-line auction businesses, our ability to implement or manage our expansion strategy, general economic conditions, our ability to license our software to other auction houses, our ability to acquire profitable companies and integrate them into our business successfully and other factors that are detailed in our Annual Report on Form 10-KSB and on documents we file from time-to-time with the Securities and Exchange Commission.  Statements made herein are as of the date of this press release and should not be relied upon as of any subsequent date. The Company cautions readers not to place undue reliance on such statements. The Company does not undertake, and the Company specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences, developments, unanticipated events or circumstances after the date of such statement.  E.&O.E.

ABLEAUCTIONS.COM, INC.

CONSOLIDATED BALANCE SHEET

(Unaudited)

	SEPTEMBER 30	DECEMBER 31
	2007	2006
ASSETS
Current
Cash and cash equivalents	$ 819,616	$ 1,004,558
Accounts receivable – trade, net of allowance	1,574,614	1,436,764
Loans receivable (Note 3)	2,137,173	4,092,852
Inventory	997,576	860,643
Prepaid expenses	134,956	47,849
Notes receivable	-	1,931
	5,663,935	7,444,597

Other receivable	197,522	99,961
Deposits (Note 5b)	495,202	-
Intangible Assets (Note 6)	385,554	430,534
Property and Equipment	3,193,397	2,857,322
Property Held for Development (Note 5)	3,936,186	1,455,031
Investment in Joint Venture (Note 7)	1,459,984	1,237,269

	$ 15,331,780	$ 13,524,714

LIABILITIES
Current
Accounts payable and accrued liabilities	37,173	85,788
Deferred revenue	12,815	-
Bank loan (Note 9)	25,000	548,694
	74,988	634,482

SHAREHOLDERS’ EQUITY

Capital Stock (Note 10)
Authorized:
100,000,000 common shares with a par value of $0.001
Issued and outstanding:
65,348,009 common shares at September 30, 2007
62,406,834 common shares at December 31, 2006	65,348	62,406
Additional paid-in capital	37,873,636	37,319,119

Deficit	(24,494,975)	(24,687,597)
Accumulated Other Comprehensive Income	2,050,035	196,304
Treasury stock, at cost	(237,252)	-
	15,256,792	12,890,232
Contingent Liabilities (Note 8)
	$ 15,331,780	$ 13,524,714

ABLEAUCTIONS.COM, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited)

	3 MONTHS ENDED SEPTEMBER 30		9 MONTHS ENDED SEPTEMBER 30
	2007	2006	2007	2006

Revenues
Sales	$ 1,321,108	$ 1,237,671	$ 4,169,992	$ 5,079,597

Cost Of Revenues	731,897	732,963	2,235,725	3,222,170
Gross Profit	589,211	504,708	1,934,267	1,857,427

Investment Income	86,017	151,005	325,981	454,717
	675,228	655,713	2,260,248	2,312,144

Expenses
Operating expenses (Note 13)	632,014	560,471	1,943,882	1,971,506
Depreciation and amortization	61,589	46,438	132,880	138,310
	693,603	606,909	2,076,762	2,109,816
Income Before Other Items	(18,375)	48,804	183,486	202,328

Other Items
Foreign exchange gain (loss)	(349)	134	(349)	559
Share of net income of joint venture (Note 7)	1,775	-	9,485	-
Loss on sale of Asset	-	(1,413)	-	(1,413)
Gain on sale of property held for development	-	-	-	26,131
	1,426	(1,279)	9,136	25,277

Income (Loss) For The Period	$ (16,949)	$ 47,525	$ 192,622	$ 227,605

Basic And Diluted Income Per Share
Income from continuing operations	$ 0.000	$ 0.001	$ 0.003	$ 0.004
Income for the period	$ 0.000	$ 0.001	$ 0.003	$ 0.004

Weighted Average Number Of Shares Outstanding	65,348,009	62,406,834	64,238,335	62,406,834

ABLEAUCTIONS.COM, INC.

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

(Unaudited)

	3 MONTHS ENDED SEPTEMBER 30		9 MONTHS ENDED SEPTEMBER 30
	2007	2006	2007	2006

Income for the Period	$ (16,949)	$ 47,525	$ 192,622	$ 227,605

Other Comprehensive Income (loss), net of tax
Foreign currency translation adjustment	823,642	(24,180)	1,853,731	310,728

Consolidated Comprehensive Income	$ 806,693	$ 23,345	$ 2,046,353	$ 538,333

Basic and Diluted Comprehensive Income per Share	$ 0.012	$ 0.000	$ 0.032	$ 0.009

ABLEAUCTIONS.COM, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

(Unaudited)

	9 MONTHS ENDED SEPTEMBER 30
	2007	2006

Cash Flows From Operating Activities
Income for the period from continuing operations	$ 192,622	$ 227,605
Non-cash items included in net Income:
Depreciation and amortization	132,880	138,310
Stock based compensation (Note 10)	29,224	4,808
Loss on sale of asset	-	1,413
Joint Venture Income	(9,485)	-
Gain on sale of property held for development	-	(26,131)
	345,241	346,005
Changes in operating working capital items:
Decrease (Increase) in accounts receivable	(55,546)	10,722
Decrease (Increase) in inventory	(28,827)	328,607
Decrease (Increase) in prepaid expenses	(69,683)	197,536
Decrease in marketable securities	-	3,091,017
Increase (Decrease) in accounts payable and accrued liabilities	(52,154)	70
Increase (Decrease) in deferred revenue	10,939	14,856
Net cash from operating activities	149,970	3,988,813

Cash Flows From Investing Activities
Purchase of property and equipment, net	(10,907)	(129,435)
Purchase of property held for development	(1,945,093)	(89,575)
Proceeds from sale of property held for development	-	322,134
Loan advances	(1,314,073)	(2,001,796)
Loan repayment	3,582,607	-
Investment in intangible assets	-	(90,533)
Investment in joint venture	-	(1,290,072)
Other receivables	(68,646)	-
Deposits	(462,386)	-
Note receivable	1,931	3,155
Net cash used in Investing Activities	(216,567)	(3,276,122)

Cash Flows From Financing Activities
Proceed from Bank Loan	25,000	-
Repayment of Bank Loan	(548,694)	(1,395,349)
Exercise of options	-	36,000
Proceeds from issuance of capital stock, net	528,235	-
Purchase of treasury stock	(237,252)	-
Net cash used in financing activities	(232,711)	(1,395,349)

Change In Cash And Cash Equivalents For The Period	(299,308)	(646,658)
Cash And Cash Equivalents, Beginning Of Period	1,004,558	955,554
Effect Of Exchange Rates On Cash	114,366	310,728

Cash And Cash Equivalents, End Of Period	$ 819,616	$ 619,624